Blue Bird Corporation (Nasdaq: BLBD) Craig-Hallum Alpha Select Conference New York November 16, 2016

Important Disclaimers Forward Looking Statements This presentation includes forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our business. Specifically, forward-looking statements include statements in this press release regarding guidance, seasonality, product mix and gross profits and may include statements relating to:  Inherent limitations of internal controls impacting financial statements  Growth opportunities  Future profitability  Ability to expand market share  Customer demand for certain products  Economic conditions that could affect fuel costs, commodity costs, industry size and financial conditions of our dealers and suppliers  Labor or other constraints on the Company’s ability to maintain a competitive cost structure  Volatility in the tax base and other funding sources that support the purchase of buses by our end customers  Lower or higher than anticipated market acceptance for our products  Other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions These forward-looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward- looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. The factors described above, as well as risk factors described in reports filed with the SEC by Hennessy Capital Acquisition Corp. or Blue Bird Corporation (available at www.sec.gov), could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements. 2

Non-GAAP Financial Measures This presentation includes the following non-GAAP financial measures: “Adjusted EBITDA,” “Adjusted Net Income,” “Adjusted Diluted Earnings per Share,” “Free Cash Flow” and “Adjusted Free Cash Flow.” Adjusted EBITDA is defined as net income prior to interest income, interest expense and other expense, net and income taxes, and depreciation and amortization, as adjusted to add back certain charges recorded each year, such as stock- compensation expense and transaction costs, as these expenses are not considered an indicator of ongoing company performance. Adjusted Net Income is defined as Net Income, as adjusted to add back certain transaction costs not considered an indicator of ongoing company performance. Adjusted Diluted Earnings per Share represents adjusted income (loss) from continuing operations divided by diluted weighted average common shares outstanding. Adjusted Net Income from continuing operations and Adjusted Diluted Earnings per Share are calculated net of taxes. Free cash flow represents net cash provided by continuing operations minus cash paid for fixed assets. Adjusted Free Cash Flow represents Free Cash Flow excluding cash paid for special compensation and other business combination expenses. There are limitations to using non-GAAP measures. Although Blue Bird believes that such measures may enhance an evaluation of Blue Bird’s operating performance and cash flows, (i) other companies in Blue Bird’s industry may define such measures differently than Blue Bird does and, as a result, they may not be comparable to similarly titled measures used by other companies in Blue Bird’s industry and (ii) such measures may exclude certain financial information that some may consider important in evaluating Blue Bird’s performance and cash flows. This presentation includes schedules that reconcile Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted Earnings per Share to GAAP measures. 3 Important Disclaimers

Narrowing Guidance  We are confirming and narrowing our fiscal 2016 guidance to the following ranges (in millions):  Revenue: $931-935 (midpoint $933)  Adj. EBITDA: $70-72 (midpoint $71)  Free Cash Flow: $32-34 (midpoint $33)  All 2016 dollar figures in this presentation represent the mid-point of our narrowed guidance range  Out latest 2016 guidance as of 3Q was provided as follows:  Revenue: $930-950  Adj. EBITDA: $70-72  Free Cash Flow: $30-35 4

Agenda 5 This presentation includes forward-looking statements, including statements regarding full-year guidance and seasonality, that are subject to risks that could cause actual results to be materially different. Those risks include, among others, matters we have noted in our latest earnings release and filings with the SEC. Blue Bird disclaims any obligation to update information in this presentation. Additional information regarding forward-looking statements and the use of Non-GAAP financial measures is presented in the Appendix to this presentation.  Industry Overview  Blue Bird Overview  Product Focus  Financials  Future Growth & Profit Drivers  Why Invest  Q&A

6 Industry Overview

Industry Overview School buses are an important part of America’s infrastructure 7  26 million students daily represents just over 50% of total enrollment  Average passengers per bus is about 50  Conservative estimate is that each bus replaces at least 20 cars per day (each way) or over 20 million trips per day  School buses ensure that students have a reliable and safe way to get to school, every day

54% 46% Enrolled Students 50% 50% U.S. School Buses Industry Overview Large number of independent customers with 50% of buses and about 54% of students in 10 key states 8 U.S. School Bus and Student Population ~10,000 School Districts ~3,400 Contractors School Bus Customers Top 10 States 258K buses 27M students 105 students/bus Texas New York Illinois Florida Ohio Pennsylvania California Georgia Indiana North Carolina Other States 260K buses 24M students 92 students/bus Sources: R.L. Polk Vehicles in Operation, March 2016; NCES U.S. Public School Enrollment Estimates for Fall 2016 as of September 2016

37,641 34,884 23,821 15,000 20,000 25,000 30,000 35,000 40,000 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 Historical Registrations Projected Registrations Historical Avg. ('85-'15) Market Recovery FY2016 tracking ahead of prior estimates; final result available mid December 9 Type C/D School Bus Recovery Mean: 30,530 Source: Historical results are based on RL Polk vehicle registration data, and the estimated 2014-2016 periods are based on Blue Bird management’s forecast model, which takes into account RL Polk vehicle registration data, population of school age children forecasts from the National Center for Education Statistics and bus ridership data collected and published by an industry magazine (School Transportation News) FY2016E: 31,500 FY2020P: 33,800

Positive Outlook Bus sales and house price index track closely; property taxes provide majority of funds for school bus purchases 10 - 50 100 150 200 250 0 5 10 15 20 25 30 35 40 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015E 2016E 2017E 2018E T h o u s a n d s o f B u s e s New Registrations (North America) HPI Source: HPI data from CoreLogic, normalized to Jan of 2005 U.S. Property Tax Revenue Growth New School Bus Registrations vs. CoreLogic Housing Price Index 9.4% (9.2%) (3.0%) 6.7% 2.6% 9.2% (15)% (10)% (5)% 0% 5% 10% 15% 2010 2011 2012 2013 2014 2015 G ro w th Ra te

Total Projected U.S. Enrollment Student enrollment growing; supporting incremental demand 11 54,731 54,790 55,132 55,380 55,671 56,010 56,343 56,684 57,023 Fall 2015 2016 2017 2018 2019 2020 2021 2022 2023 (000’s of Enrolled Students) Source: Enrollment data from NCES projections 2015 – 2023 Enrollment Growth of +2 Million Students

Market Share Growth Substantial share growth since FY2010 12 23% 25% 27% 30% 30% 30% 31% 46% 44% 40% 36% 35% 38% 34% 31% 31% 33% 34% 35% 33% 35% FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 TTM August North American Type C & D School Bus Market BB IC TH Market Share  Bus focused dealers; strong customer relationships  Upgrading dealers where required  Reduced complexity and substantial quality gains  Clear leader in alternative fuel  Propane growth since FY2012 brings conquest share  Gas bus introduced in late FY2016 will drive growth  Other new products introduced in FY2016 and FY2017 Drivers Source: R.L. Polk Registrations FY2016E 31-32%

13 Blue Bird Overview

Blue Bird Highlights 14 Leading Brand With Focus on Innovation Strong Free Cash Flow Generation and Liquidity Experienced and Committed Management Focused on Optimizing Business Strong Distribution Model First-Mover Advantage in High Growth Propane Segment Favorable Industry Dynamics

Blue Bird FY2016 Highlights We design, build, sell and service the world’s finest school bus 15  Launched second shift  Achieved 70 units-per-day production, up TBD units-per-day compared with FY2012  First to market with gas-powered Type C offering  Commenced shipping in September, selling over 400 units in the month  Very promising product – customer interest remains high  First to market with Cummins ISV V8 Diesel  Introduced Type C CNG  Introduced Eaton 7-speed transmission  Introduced Blue Bird Commercial vehicles

Blue Bird Alternative Fuels Solid business with a track record of growing and delivering results 16  IC entered propane market in 2016  Offering: Power Solutions Inc. (PSI)  Thomas entered in 2015  Offering: Powertrain Integrators (PTI)  Blue Bird maintains dominant share of the business with superior Ford/ROUSH offering 7,863 2,240 406 107 Diesel Propane Gas CNG Diesel 74% Propane 21% Gas 4% CNG 1% FY2016 Units Sales 1,605 1,793 2,753 17% 17% 26% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% - 500 1,000 1,500 2,000 2,500 3,000 FY2014 FY2015 FY2016 Alt. Fuel Sales (Propane, CNG, Gas) % of Mix Alternative Fuels Growth Competition

$522 $554 $730 $802 $862 $933 $44 $44 $46 $54 $57 6,525 6,882 8,654 9,604 10,378 10,616 6,000 7,000 8,000 9,000 10,000 11,000 12,000 13,000 14,000 15,000 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016G Midpoint Bus Net Sales Parts Net Sales Bus Units Sales Track Record of Growing Sales Delivering solid revenue growth 17 $566 $598 $777 $856 1 Total does not sum precisely due to rounding 1 ($ in millions) $919 $80 $81 $84 Memo ASP: $84 ($ in thousands) $83 $87 $87 $90 $89 $89 Total: Bus Only: $88

18 Product Focused

Product-Focused Company Broadest product range with many exclusive features 19 Full Product Range Type A Buses1 Diesel Propane Gas Aftermarket Parts 6% Net Sales Specialty Buses 5% Net Sales Diesel Type C Buses 66% Net Sales Diesel Propane Gas CNG (FY2017) Type D Buses 22% Net Sales Diesel CNG 1 Unconsolidated Joint Venture Note: Based on FY2015 sales. Total does not sum precisely due to rounding

Positive Press on Propane Cost Savings Propane prices have fallen more quickly than diesel since 2014 – down nearly 40% 20 -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% % Chan g e S in c e J a n 2 0 1 4 % Change in National Avg. Fuel Prices Gasoline Diesel Propane CNG 2014 2014 2015 “Broward County saves over $600,000 with Blue Bird propane-powered buses” School Transportation News August 14, 2015 “Washingtonville Central School District maintenance costs drop 30% with propane- powered buses” New York State School Boards Association April 27, 2015 “DeKalb County adds environmentally-friendly propane school buses”  Propane is much cheaper (than diesel), at 89 cents a gallon  District hopes to transition all buses over to propane News Channel 15 wane.com August 4, 2015 Source: U.S. Energy Information Administration (EIA)

Launched Four New Powertrains

Gasoline Engine



AFFORDABLE. VERSATILE. INNOVATIVE.
GASOLINE
THE BLUE BIRD GASOLINE POWERED SCHOOL BUS

- Blue Bird is the only manufacturer to offer a Type C gasoline-powered school bus
- Lower acquisition cost than other fuel types
- Maintenance and service is simpler for technicians
- Strong cold-weather starting capability
- Utilizes Ford's modern 6.8L V10 gasoline engine
- Blue Bird exclusive

V8 Diesel Engine



- Blue Bird is the only manufacturer to offer the Cummins ISV 5.0L V8 diesel in a school bus
- Lower acquisition cost than other diesel offerings
- Improved fuel economy
- Quietest diesel engine on the road
- Better serviceability

CNG Engine



- Lower acquisition cost than Type D CNG-powered school bus
- Lower fuel and maintenance cost than diesel
- Environmentally friendly
- Utilizes Ford's modern 6.8L V10 engine
- Blue Bird exclusive

Dual-Clutch 7- Speed Transmission



- First dual-clutch, seven-speed automatic transmission available for school buses in North America
- Electronic shifting provides optimal fuel efficiency and smooth, continuous delivery of torque
- Accelerates and optimizes shift points
- Adds features that make bus easier to drive

Industry leader in breadth of powertrain offerings

21

Broadest Range of Product Offerings Already receiving orders for the new gasoline-engine bus 22 Type C Value Cummins ISV Diesel Ford/ROUSH Gasoline Type C Traditional Cummins ISB Diesel Type C Alternative Fuel Ford/ROUSH Propane Type D Front Engine Traditional Cummins ISB Diesel Type C Alternative Fuel Ford/ROUSH CNG Type D Rear Engine Traditional Cummins ISB/ISL Diesel Type D Rear Engine Alternative Fuel Cummins ISL-G CNG

23 Financials

Impressive Profit Growth Consistent improvement with 3-5 year target of 10% of revenue 24 ($ in millions) $14 $17 $50 $67 $70 2% 3% 6% 8% 8% 8% 0% 2% 4% 6% 8% 10% 12% 14% $- $10 $20 $30 $40 $50 $60 $70 $80 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016G Midpoint Adjusted EBITDA Adjusted EBITDA Margin $71

Strong Cash Flow Generation Business generates strong free cash flow 25 $15 $12 $31 $59 $45 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016G Midpoint Adjusted Free Cash Flow $33 ($ in millions) 1Adjusted for Business Combination and Special Compensation Payments in FY2014, FY2015 and FY2016G 1

Improving Net Debt, Leverage & Liquidity Significantly below Net Leverage Ratio covenant; liquidity strong 26 1 Liquidity is defined as cash and cash equivalents plus availability on revolving line of credit ($ Millions) As of July 2, 2016 Debt $ 154.3 Cash 42.7 Net Debt $111.6 Net Debt / Adjusted EBITDA (LTM) 1.5x Net Leverage Ratio Compared with minimum bank Net Leverage Ratio covenant of 4.5x 1.7x Liquidity1 $ 97.6

Very Seasonal Business School districts generally prefer to take delivery just prior to start of new school year 27 Oct. - Mar. (First Half) Apr. - Sep. (Second Half) Industry New School Bus Registrations Based on 3-Year Average FY2013-FY2015* 33% 67% * RL Polk registration data

28 Future Growth & Profit Drivers

Future Growth & Profit Drivers Roadmap to future EBITDA growth 29 Industry Volume Upside Growing Student Enrollment & Improved Funding New Markets & Products International & Commercial Buses Higher Operating Margins Second Shift Drive Productivity Deliver Parts Growth Market Share Growth Increasing Alternative Fuel Penetration Continuous Product Enhancements Dealer Network Improvements Future Growth & Profitability Long-Term Financial Objective: EBITDA 10% of Sales

30 Summary

Strong Outlook Management team is focused on delivering results 31  Fundamentals are strong  Industry is growing  Positive outlook with growing student population  Increasing house prices provide funding growth  Growing interest in replacing old buses  Blue Bird Advantages  Acknowledged leader in propane  First to market with Gasoline Bus  First School Bus OEM with Cummins ISV diesel  First School Bus OEM with Eaton transmission  Focused on “Building the Better Bus”  Blue Bird Outlook  Sales and share growth in North America  Expand customer base in international and commercial markets  Aggressive Parts sales program  Continue to grow profits and maintain strong free cash flow

32 Q&A

33 Appendix

Blue Bird Alternative Fuels Solid business with a track record of growing and delivering results 34  Iconic and Fastest Growing School Bus Brand  Bus sales volume (units) up more than 60% since 2010  North American market share of 30% in 2015 is up 7 percentage points since 2010  Undisputed Leader in Alternative Fuel-Powered Bus Sales  Sold ~6x more alternative-fuel buses than all competitors combined since 2010  Propane-powered buses is the fastest growing powertrain segment in market and Blue Bird is the clear leader  Achieved double-digit sales growth of propane-powered buses in FY2015  Significant Upside Potential  Mid-stage of school bus industry rebound following trough in 2011  Big growth opportunity with propane-powered buses as less than 500 customers out of over 10,000 have purchased propane to date  Significant momentum on product with focus on affordable and exclusive differentiation  Longer term opportunity to achieve more substantial international and commercial sales  Experienced and committed management team that delivers results

Blue Bird Key Facts We design, build, sell and service the world’s finest school bus 35  Leading independent designer and manufacturer of school buses  Over 1,800 Employees  Fabrication and assembly plants in Fort Valley, GA  Service parts distribution center in Delaware, OH  Type A small bus joint venture in Drummondville, Quebec  Almost 90% of volume is sold through an exclusive dealer network  ~250 service locations throughout the U.S. and Canada  Three Primary Brands in Market  Blue Bird  IC Bus (division of Navistar)  Thomas Built Bus (division of Freightliner)  Financial Snapshot  FY2015 total revenue was $919 million with Adjusted EBITDA of $70 million  Buses: 94% of revenue with 11%+ gross margin  Parts: 6% of revenue with 36%+ gross margin

Key Senior Executives Years Experience Name Position Key Prior Experience Auto Industry Blue Bird Phil Horlock President & Chief Executive Officer 38 7 Phil Tighe Chief Financial Officer 39 4 John Kwapis Chief Operating Officer 30 6 Tom Roberts Chief Administrative Officer 6 6 Mark Terry Chief Commercial Officer 37 8 Mike McCurdy VP HR & External Affairs 16 16 Paul Yousif VP Legal Affairs & Treasurer 15 9 36

Iconic History 37 2016 American Securities becomes majority shareholder 89 Years of Innovation

Customer View of Blue Bird Blue Bird viewed as the leader in four of the five top attributes 38 Product Attributes Ranked in Order of Importance1 Blue Bird Competitor A Competitor B #1 Safety -- -- #2 Quality, Reliability and Durability -- -- #3 Operating Costs -- -- #4 Acquisition Cost -- -- #5 How the Bus Drives -- --  Source: Freedonia Custom Research, Inc. 9/4/2013 (study commissioned by Blue Bird) 1 Checkmarks/Corporate Logo indicate leadership in category

FY2015 Year-End Balance Sheet 39

FY2015 Income Statement 40

FY2015 Consolidated Statement of Cash Flows 41

FY2015 Cash Flow Reconciliations 42 Memo: (in thousands of dollars) 2015 2014 2013 4Q2015 Net cash provided by continuing operations 23,495$ 37,412$ 35,981$ 55,129$ Cash paid for fixed assets (5,190) (5,535) (4,945) (1,763) Free cash flow 18,305$ 31,877$ 31,036$ 53,366$ Cash paid for special compensation payment 13,788 24,679 - - Cash paid for business combination expenses 12,545 2,326 - - Adjusted free cash flow 44,638$ 58,882$ 31,036$ 53,366$ 1Primarily funded by a $13.6 million capital contribution from our majority stockholder at the Business Combination 1 The following table sets forth the reconciliations of both Free Cash Flow and Adjusted Free Cash Flow for fiscal years 2013, 2014 and 2015:

FY2015 Adjusted EBITDA Reconciliation 43

FY2015 Net Income to Adjusted Net Income 44

FY2015 Adjusted Non-GAAP Diluted EPS 45

FY2015 Segment Revenue and Gross Profit 46

FY2016 3Q Balance Sheet 47

FY2016 3Q Income Statement 48

FY2016 3Q Consolidated Statement of Cash Flows 49

FY2016 3QYTD Adjusted EBITDA 50

FY2016 3QYTD Free Cash Flow 51

52 END